Exhibit 99.2

For more information, contact
Communications
Elizabeth Reese
713-301-2110
Elizabeth.Reese@CenterPointEnergy.com
Investors Relations
David Mordy
713-207-6284
David.Mordy@CenterPointEnergy.com

For Immediate Release
CenterPoint Energy completes sale of
Miller Pipeline and Minnesota Limited to PowerTeam Services
Sale streamlines CenterPoint Energy’s operations and allows for increased focus on growing core utility earnings contribution

Houston – April 9, 2020 – CenterPoint Energy, Inc. (NYSE: CNP) today announced the close of its previously announced sale of Miller Pipeline and Minnesota Limited to PowerTeam Services, LLC for $850 million in cash, subject to customary purchase price adjustments. The net proceeds of the sale will be used to repay a portion of outstanding CenterPoint Energy debt.

“The close of this transaction is a significant step in streamlining CenterPoint Energy’s operations and driving our strategy of growing our core utility operations,” said John W. Somerhalder II, interim president and CEO.

After the close of the sale, CenterPoint Energy consists of approximately 9,900 employees who continue to operate its utility businesses serving more than 7 million metered customers in Arkansas, Indiana, Louisiana, Minnesota, Mississippi, Ohio, Oklahoma and Texas as well as its competitive energy businesses in more than 30 states.

Headquartered in Houston, Texas, CenterPoint Energy, Inc. (NYSE: CNP) is an energy delivery company with regulated utility businesses in eight states and a competitive energy businesses footprint in more than 30 states. Through its electric transmission & distribution, power generation and natural gas distribution businesses, the company serves more than 7 million metered customers in Arkansas, Indiana, Louisiana, Minnesota, Mississippi, Ohio, Oklahoma and Texas. CenterPoint Energy’s competitive energy businesses include natural gas marketing and energy-related services; energy efficiency and sustainability solutions; and owning and operating intrastate natural gas pipeline systems. As of December 31, 2019, the company owns nearly $35 billion in assets and also owns 53.7 percent of the common units representing limited partner interests in Enable Midstream Partners, LP, a publicly traded master limited partnership that owns, operates and develops strategically located natural gas and crude oil infrastructure assets. With approximately 9,900 employees, CenterPoint Energy and its predecessor companies have been in business for more than 150 years. For more information, visit CenterPointEnergy.com.
Forward-Looking Statement
The statements in this press release contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements other than statements of historical fact included in this press release are forward-looking statements made in good faith by us and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. When used in this press release, the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “may,” “objective,” “plan,” “potential,” “predict,” “projection,” “should,” “target,” “will” or other similar words are intended to identify forward-looking statements. These forward-looking statements are based upon assumptions of management which are believed to be reasonable at the time made and are subject to significant risks and uncertainties. Actual events and results may differ materially from those expressed or implied by these forward-looking statements. Forward-looking statements include, but are not limited to, statements relating to benefits of the sale, use of proceeds, future strategies and future growth. Each forward-looking statement contained in this press release speaks only as of the date of this release. Important factors that could cause actual results to differ materially from those indicated by the provided forward-looking information include risks and uncertainties relating to: (1) the outcome of any legal proceedings, regulatory proceedings or enforcement matters that may be instituted relating to the transactions, (2) disruption from the transactions making it more difficult to maintain relationships with customers, employees, regulators or suppliers, (3) other factors discussed in CenterPoint Energy’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and other reports CenterPoint Energy or its subsidiaries may file from time to time with the Securities and Exchange Commission.
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